SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 7, 2016

PEAK PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Nevada	005-87668	26-1973257
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

14201 N. Hayden Road, Suite A-1 Scottsdale, AZ	85260
(Address of principal executive offices)	(Zip Code)

480.659.6404

(Registrant’s telephone number, including area code)

700 N. Colorado Blvd, #734

Denver, CO 80206

(Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 7, 2016, Soren Mogelsvang, Cohava Gelber, and Guy Yachin resigned as directors of the Registrant.   None of their resignations was the result of any disagreement with the Registrant on any matter relating to its operations, policies or practices.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

The following exhibits are included as part of this report:

Exhibit Number	Description of Document

17.1	Resignation letter of Soren Mogelsvang dated April 7, 2016
17.2	Resignation letter of Cohava Gelber dated April 7, 2016
17.3	Resignation letter of Guy Yachin dated April 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Peak Pharmaceuticals, Inc.

Dated: April 7, 2016	By:	/s/Neil Reithinger
	Name:	Neil Reithinger
	Title:	Chief Executive Officer

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